Exhibit 99.2

ADI Global Distribution Completes Spin-Off from Resideo Technologies and Begins Trading on the New York Stock Exchange

Positioned to Drive Further Market Leadership and Profitable Growth as an Independent, Leading Specialty Distribution Company

MELVILLE, New York. – August 4, 2026 – ADI Global Distribution Inc. (NYSE: ADIG) (“ADI”), a leading global specialty distributor of low-voltage products, today announced the completion of its spin-off from Resideo Technologies, Inc. (“Resideo”), establishing ADI as an independent publicly traded company. ADI’s common stock will begin “regular way” trading today on the New York Stock Exchange under the ticker symbol “ADIG”.

“Today marks a pivotal milestone for ADI as we are officially an independent specialty distribution company,” said Rob Aarnes, President and Chief Executive Officer of ADI. “We have a long legacy of industry leadership, built on trusted customer and supplier relationships, a differentiated omnichannel platform and the best talent in the industry. With strong momentum and a clear go-forward strategic path, ADI is poised to generate above market revenue growth and meaningful long-term value for our shareholders.”

ADI is a global specialty distributor of professionally installed low-voltage products, serving residential and commercial markets through a differentiated omnichannel platform. Within North America, ADI is an industry leader in Security, Residential AV and Fire/Life Safety with growing positions in Data Communications and Professional AV. With $4.8 billion of revenue in 2025, ADI employs approximately 4,100 team members, offering more than 500,000 products from over 1,000 suppliers and serving over 100,000 customers through a network of nearly 200 global store locations.

The spin-off was completed through the distribution of all shares of ADI common stock. Each Resideo common shareholder of record as of the close of business on July 20, 2026, received one share of ADI common stock for every two shares of Resideo common stock held.

About ADI

ADI is a global specialty distributor of professionally installed low-voltage products serving commercial and residential markets through an omnichannel go-to-market platform. Within North America, ADI is a market-leading distributor in the professionally installed security, fire/life safety and residential audio-visual product categories. We offer over 500,000 products from more than 1,000 suppliers across key specialty low-voltage categories with strong proximity to our customers with a large network of store locations.

Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, those regarding our anticipated market positioning and financial and operational performance following our separation from Resideo and other future events or developments. Forward-looking statements are typically identified by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” and similar expressions, although not all forward-looking statements contain these words. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements are the possibility that the separation may not achieve the intended strategic, operational, or financial benefits for ADI, its businesses, or its shareholders; that ADI may experience operational or other disruptions as a result of the separation, including those relating to information technology systems, business processes, internal controls, customer and vendor relationships, and workforce alignment. ADI’s ability to succeed as an independent enterprise will depend on numerous factors, including the execution of its strategies and plans, access to capital markets, the competitive landscape, and general business and economic conditions. Other risks and uncertainties include, but are not limited to, our ability to recognize the expected savings from, and the timing and impact of, our existing and anticipated cost reduction actions, and our ability to optimize our portfolio and operational footprint, the ability of ADI to drive increased customer value and financial returns and enhance strategic and operational capabilities, risks and uncertainties relating to tariffs that have been or may be imposed by the United States and other governments, and the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in ADI’s Registration Statement on Form 10 filed with the SEC.

All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks and uncertainties, which may cause the actual results or performance of ADI to differ materially from such forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release and we caution investors not to place undue reliance on any such forward-looking statements.

Contacts:

Investors:

Hunter Blankenbaker

Senior Director of Investor Relations

Investorrelations@adiglobal.com

Media:

Adrienne Zimoulis

Senior Director of Communications

Adrienne.Zimoulis@adiglobal.com

or

Dan Moore, Tali Epstein

Collected Strategies

Adi-CS@collectedstrategies.com